4.1(m)
                         WAIVER AND FOURTH AMENDMENT TO
                                CREDIT AGREEMENT

     This Waiver and Fourth Amendment to Credit Agreement, dated as of August 15, 2003 (this "Agreement"), is among WICKES INC., a Delaware corporation ("Borrower"), the persons set forth on the signature pages hereto who are designated as "Lenders", and MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., for itself as Lender and as Agent for each other Lender.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of February 26, 2003 (as heretofore amended, the "Credit Agreement"; capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement);

     WHEREAS, an Event of Default exists under the Credit Agreement (as set forth below); and

     WHEREAS, in order to induce Agent and the Required Lenders to waive the existing Event of Default under the Credit Agreement, the parties hereto wish to amend the Credit Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Waivers.
        --------

     (a) Subject to the satisfaction of the conditions set forth in Paragraph 3 below, Agent and the Required Lenders hereby waive the Event of Default arising under Section 9.1(b) of the Credit Agreement as a result of Borrower's breach of
Section 7.2(i) of the Credit Agreement caused by Borrower permitting EBITDA for the 6 fiscal month period ending June 28, 2003 to be less than $4,000,000 (the "Existing Default"). Except as a result of the waiver set forth in this Paragraph 1 and except for the amendments set forth in Paragraph 2 below, nothing contained herein shall be deemed to constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or to modify any provision of the Credit Agreement.

     (b) Except as expressly provided herein, the execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any aspect of the Credit Agreement or the other Financing Documents; (ii) extend the terms of the Credit Agreement or the due date of any of the Obligations; (iii) give rise to any obligation on the part of Agent or any Lender to extend, modify or waive any term or condition of the Credit Agreement or the other Financing Documents; or (iv) give rise to any defenses or counterclaims to Agent's or any Lenders' right to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Credit Agreement and the other Financing Documents.

     2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 3 below, the Credit Agreement is hereby amended as follows:

     (a) The defined term "LIBOR Margin" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "LIBOR Margin" means (i) as of August 15, 2003, 3.25% per annum with respect to the Revolving Loans and other Obligations (other than the Term Loan) and 4.00% per annum with respect to the Term Loan, and (ii) thereafter, as of each Adjustment Date, the LIBOR Margin shall be adjusted, if necessary, to the applicable percent per annum set forth in the Pricing Table corresponding to the Fixed Charge Coverage Ratio for the twelve (12) fiscal month period ending on the last day of the most recently completed fiscal quarter prior to the Adjustment Date; provided, that if an Event of Default has occurred and is continuing on an Adjustment Date, no reduction in the LIBOR Margin shall occur on such Adjustment Date.

     (b) The defined term "Pricing Table" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "Pricing Table" means the following table:


                                                  Revolving Loans                                         Unused
              Fixed Charge                   and all other Obligations                                  Commitment
             Coverage Ratio                 (other than the Term Loan)             Term Loan                Fee
----------------------------------------- -------------------------------- -------------------------- ----------------
                                             Prime Rate         LIBOR        Prime Rate      LIBOR
                                               Margin          Margin          Margin       Margin
----------------------------------------- ----------------- -------------- --------------- ---------- ----------------

Greater than or equal to 1.75 to 1.0           1.50%            2.75%          2.25%         3.50%        0.375%

Greater than or equal to 1.4 to 1.0 but        1.75%            3.00%          2.50%         3.75%         0.50%
less than 1.75 to 1.0

Greater than or equal to 1.1 to 1.0 but        2.00%            3.25%          2.75%         4.00%         0.50%
less than 1.4 to 1.0

Less than 1.1 to 1.0                           2.25%            3.50%          3.00%         4.25%         0.50%



     For purposes of the Pricing Table, if Borrower shall at any time fail to timely deliver a Compliance Certificate, then effective as of the tenth (10th) Business Day following the date on which such Compliance Certificate was due, each applicable Prime Rate Margin and each applicable LIBOR Margin shall be conclusively presumed to equal the highest applicable Prime Rate Margin and the highest applicable LIBOR Margin specified in the Pricing Table until the date of delivery of such Compliance Certificate.

     (c) The defined term "Prime Rate Margin" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "Prime Rate Margin" means (i) as of August 15, 2003, 2.00% percent per annum with respect to the Revolving Loans and other Obligations (other than the Term Loan) and 2.75% per annum with respect to the Term Loan, and (ii) thereafter, as of each Adjustment Date, the Prime Rate Margin shall be adjusted, if necessary, to the applicable percent per annum set forth in the Pricing Table corresponding to the Fixed Charge Coverage Ratio for the twelve (12) fiscal month period ending on the last day of the most recently completed fiscal quarter prior to the Adjustment Date; provided, that if an Event of Default has occurred and is continuing on an Adjustment Date, no reduction in the Prime Rate Margin shall occur on such Adjustment Date.

     (d) Section 2.1(c)(ii) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (3) thereof and inserting a comma in its place and by inserting the following at the end of clause (4) and before the semicolon:

     and (5) proceeds of the issuance prior to December 15, 2003 of Debt Securities to which Required Lenders have consented or equity securities permitted under this Agreement, in each case to the extent that the proceeds thereof are used to make regularly scheduled payments of principal and interest in respect of the Subordinated Debt to the extent permitted to be paid under Section 5.5(a)(i)(1)

     (e) Section 2.1(c) of the Credit Agreement is hereby further amended by (i) deleting the word "and" at the end of clause (ii) thereof and (ii) inserting the following at the end of clause (iii) thereof and before the period:

                  ; and

     (iv) on or before September 30, 2003, after at least one (1) Business Day's prior written notice to Agent specifying the date and amount of such prepayment, one or more prepayments of the Term Loan in an aggregate amount equal to $1,500,000; provided, that no prepayment made under Section 2.1(c)(i), (ii) or
(iii) above shall be included in calculating compliance with this clause (iv), other than a prepayment made pursuant to Section 2.1(c)(iii) above on or prior to September 30, 2003 with any portion of the proceeds of Asset Dispositions of the Real Property located at 3147 Fruitridge Avenue, N.W., Grand Rapids, Michigan; 1875 Hollywood Drive, Jackson, Tennessee; and 303 South College Street, Greenville, Alabama;

     (f) Section 2.1(e)(ii)(y) of the Credit Agreement is hereby amended by adding the following at the end thereof after the semicolon and before the word "and":

     provided, that notwithstanding the foregoing, all of the Applicable Proceeds of Asset Dispositions on or prior to September 30, 2003 of the Real Property located at 3147 Fruitridge Avenue, N.W., Grand Rapids, Michigan; 1875 Hollywood Drive, Jackson, Tennessee; and 303 South College Street, Greenville, Alabama, shall be applied to the Term Loan;

     (g) The last sentence of Section 2.1(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     No payment pursuant to this Section 2.1(d) shall reduce the amount of any payment required by Section 2.1(c)(i), (ii) or (iii).

     (h) The last sentence of Section 4.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     The proceeds of Revolving Loans shall be used by Borrower solely for the purposes set forth in the preceding sentence and for general corporate purposes of Borrower; provided, that without the prior written consent of Required Lenders, in no event will the proceeds of Revolving Loans be used to consummate (i) any redemption or purchase of Subordinated Debt or (ii) any voluntary redemption or purchase of Swap Debt.

     (i) Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     Section 7.2 Minimum EBITDA.

     (i) Borrower will not permit EBITDA for any period set forth below to be less than the amount set forth below for such period:


                       Period                                                           Amount
                      --------                                                         --------

        3 fiscal months ending September 27, 2003                                         $0

        4 fiscal months ending November 1, 2003                                           $0

        5 fiscal months ending November 29, 2003                                          $0

        6 fiscal months ending December 27, 2003                                          $0

        7 fiscal months ending January 31, 2004                                           $0

        8 fiscal months ending February 28, 2004                                          $0

        9 fiscal months ending March 27, 2004                                             $0

        10 fiscal months ending May 1, 2004                                           $2,250,000

        11 fiscal months ending May 29, 2004                                          $3,000,000


     (ii) Borrower will not permit EBITDA for the twelve (12) fiscal month period ending on any date set forth below to be less than the amount set forth below for such date:


                       Date                                                    Amount
                       ----                                                    ------

        June 26, 2004                                                       $4,000,000

        July 31, 2004                                                       $6,500,000

        August 28, 2004                                                     $8,000,000

        September 25, 2004                                                  $9,000,000

        October 30,   2004  and  the  last  day  of  each  fiscal  month    $10,000,000
        thereafter


     (j) Exhibit B to the Credit Agreement (Compliance Certificate) is amended and restated in the form of Exhibit B attached hereto.
                            ---------

     3. Conditions.  The  effectiveness of the waivers and the amendments stated
        ----------
in this Agreement are subject to the following conditions precedent or concurrent, each of which must be satisfied no later than the date hereof, failing which this Agreement shall be null and void:

     (a) No Default.  Except for the  Existing  Default,  no Default or Event of
         -----------
Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

     (b) Warranties and  Representations.  The warranties and representations of
         --------------------------------
Borrower contained in this Agreement, the Credit Agreement, as amended hereby, and the Financing Documents (other than as to the Existing Default), shall be true and correct in all material respects as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date. Borrower hereby represents and warrants that, as of the date hereof, (i) all of the representations and warranties referred to in the immediately preceding sentence are true and correct in all material respects as of the date hereof, and (ii) after giving effect to the waiver set forth above no Default or Event of Default has occurred and is continuing.

     (c) Amendment Fee.  Borrower shall pay to Agent, for the ratable benefit of
         -------------
the Lenders, a non-refundable amendment fee of $100,000, all of which shall be fully earned and payable on the date hereof.

     4. Additional Agreements.
        ---------------------

     (a) Borrower will not consummate any voluntary redemption or purchase of Subordinated Debt or Swap Debt.

     (b) Borrower, Agent and the Required Lenders hereby agree that effective immediately Agent shall establish an additional Reserve in the amount of $2,000,000.

     (c) Borrower, Agent and the Required Lenders hereby agree that the first time that EBITDA for any period set forth below is less than the amount set forth below for such period, (i) Borrower shall immediately pay to Agent, for the ratable benefit of Lenders, a non-refundable fee of $100,000, all of which shall be fully earned and payable on the date due thereof, and (ii) Borrower will, within 30 days thereafter, at Borrower's expense, engage and thereafter retain a turnaround consultant acceptable to Agent and Lenders, with a scope of engagement acceptable to Agent and Lenders:


                       Period                                                           Amount
                       ------                                                           ------

        3 fiscal months ending September 27, 2003                                     $1,500,000

        4 fiscal months ending November 1, 2003                                       $2,200,000

        5 fiscal months ending November 29, 2003                                      $2,200,000

        6 fiscal months ending December 27, 2003                                      $2,000,000


     (d) Agent hereby informs Borrower that pursuant to Section 4.1(t) of the Credit Agreement, Agent has retained, at Borrower's expense, Cushman & Wakefield to prepare updated appraisal reports with respect to the Real Property owned by Borrower and its Subsidiaries. Borrower agrees to promptly pay all of the costs and expenses associated with such updated appraisal reports.

Borrower acknowledges that any breach of any of the agreements set forth in this Paragraph 4 shall constitute an Event of Default.

     5. Miscellaneous.
        --------------

     (a) Captions.  Section  captions used in this Agreement are for convenience
         --------
only, and shall not affect the construction of this Agreement.

     (b)  Governing  Law.  This  Agreement  shall be a  contract  made under and
          --------------
governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     (c)  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
          ------------
counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     (d) Successors and Assigns.  This Agreement shall be binding upon and shall
         ----------------------
inure to the sole benefit of Borrower, Agent and Lenders and their respective successors and assigns.

     (e)  References.  Any  reference to the Credit  Agreement  contained in any
          ----------
notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

     (f) Release.  Without limiting the Credit Agreement and the other Financing
         -------
Documents, Borrower hereby waives any defenses to the enforcement of the Credit Agreement and of the other Financing Documents, and hereby releases any claims or causes of action against Agent and each Lender which may now or hereafter be available to Borrower arising out of: (i) the administration of the Credit Agreement, the other Financing Documents or the Obligations prior to the date hereof or as a result of taking actions permitted hereunder; (ii) the negotiation and execution of this Agreement; or (iii) any other matter arising prior to the date hereof and pertaining to the Credit Agreement, the other Financing Documents or the Obligations.

     (g) Continued Effectiveness. Notwithstanding anything contained herein, the
         -----------------------
terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by the Notes and secured by the Collateral. The Credit Agreement as amended hereby and each of the Financing Documents remain in full force and effect.

     (h) Construction. Borrower acknowledges that it has been represented by its
         ------------
own legal counsel in connection with the Financing Documents and this Agreement, that it has exercised independent judgment with respect to the Financing Documents and this Agreement, and that it has not relied on the Agent's or on Lenders' counsel for any advice with respect to the Financing Documents or this Agreement.

     Delivered at Chicago, Illinois, as of the day and year first above written.

                               WICKES INC.


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                               MERRILL LYNCH CAPITAL, a division of
                                Merrill Lynch Business Financial Services Inc., as Agent, Collateral Agent, Book Manager,
                                Lead Arranger and a Lender


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________


                               CONGRESS FINANCIAL CORPORATION
                               (CENTRAL), as a Lender


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________


                               THE CIT GROUP/BUSINESS CREDIT, INC., as a
                               Lender


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________


                               COMERICA BANK, as a Lender


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________


                               LASALLE BUSINESS CREDIT LLC, as a Lender


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                            REAFFIRMATION OF GUARANTY

     In order to induce Merrill Lynch Capital, in its capacity as Lender and as agent for Lenders ("Agent"), and Lenders, to execute and deliver that certain Waiver and Fourth Amendment to Credit Agreement of even date herewith (the "Amendment"), each of Lumber Trademark Company and GLC Division Inc. hereby reaffirms its respective obligations under that certain Guaranty dated as of February 26, 2003 by them in favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of February 26, 2003 by and among Agent, Lenders and Wickes Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

     Each of the undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment, that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment.
Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

     This Reaffirmation of Guaranty is dated as of August 15, 2003.

                               LUMBER TRADEMARK COMPANY


                               By_______________________________________________
                               Its______________________________________________

                               GLC DIVISION INC.


                               By_______________________________________________
                               Its______________________________________________

                                    EXHIBIT B

                             Compliance Certificate

                                    Attached.